UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 6, 2005
                Date of Report (Date of earliest event reported)


                           Pinnacle Data Systems, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Ohio                       001-16103                  31-1263732
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                                 6600 Port Road
                              Groveport, Ohio 43125
                    (Address of principal executive offices)

                                 (614) 748-1150
              (Registrant's Telephone Number, Including Area Code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Item 8.01  Other Events

Item 9.01  Financial Statements and Exhibits

Signature

Exhibit 99

ITEM 8.01. Other Events

On July 6, 2005, the Company issued a press release in which it announced that it has executed a non-binding Letter of Intent to acquire the assets and assume certain liabilities of privately-held GNP Computers, Inc.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated July 6, 2005, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99  Press Release of Pinnacle Data Systems, Inc. dated July 6, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PINNACLE DATA SYSTEMS, INC.
                                      (Registrant)

                                      /s/ Michael R. Sayre
                                      ------------------------------------------
                                      Michael R. Sayre, Executive Vice President
                                      and Chief Financial Officer

Dated: July 8, 2005